Exhibit 99.1

Grocery Outlet Holding Corp. Announces CFO Transition and Reaffirms Fourth Quarter Outlook and Fiscal 2023 Guidance
Charles Bracher Stepping Down for a New Opportunity, Effective March 1, 2024
Emeryville, CA – December 11, 2023 – Grocery Outlet Holding Corp. (NASDAQ: GO) ("Grocery Outlet" or the "Company") today announced that Charles Bracher has informed the Company of his intention to step down as Chief Financial Officer, effective as of March 1, 2024, to pursue another opportunity. Mr. Bracher will continue in his role through the expected filing of the Company’s annual report on Form 10-K for fiscal 2023. The Company will commence a search to identify its next CFO with the assistance of a leading executive search firm. Mr. Bracher will work closely with Lindsay Gray, who currently serves as SVP, Accounting (Principal Accounting Officer), through his transition. If a new CFO is not appointed by March 1, the Company will appoint Ms. Gray to serve as Interim CFO until a permanent replacement has been identified. The Company will also enter into a consulting agreement with Mr. Bracher to support the transition.
"Charles has been a remarkable leader throughout his tenure at Grocery Outlet, playing a significant role in several phases of growth and evolution, including the successful completion of our IPO in 2019," said RJ Sheedy, President and Chief Executive Officer of Grocery Outlet. "Charles has built an exceptionally talented team that is focused on executing our strategy and fulling our mission of Touching Lives for the Better. I would like to thank him for his invaluable contributions on behalf of all Grocery Outlet employees and independent operators. We are fortunate to have Charles' support through the transition and I wish him all the best in the next chapter of his career."
"It has been a privilege to serve as Grocery Outlet's CFO for the past 11 years as we've opened over 250 stores and grown net sales by nearly $3 billion," said Mr. Bracher. "I am proud to have been a part of exceptionally talented leadership, finance and accounting teams, and am confident in Grocery Outlet's strategy to deliver long-term value to shareholders. I look forward to working alongside RJ, Lindsay, our Board, and our executive team over the next several months in support of the transition."
The Company today also reaffirmed its outlook for the fourth quarter and guidance for fiscal 2023, as provided on November 7, 2023. The Company expects to release financial results for the fourth quarter and full fiscal year 2023 on Tuesday, February 27, 2024.
Forward-Looking Statements:
This news release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this release other than statements of historical fact, including statements regarding our future operating results and financial position, our business strategy and plans, business and market trends, our objectives for future operations, macroeconomic and geopolitical conditions, and the sufficiency of our cash balances, working capital and cash generated from operating, investing, and financing activities for our future liquidity and capital resource needs may constitute forward-looking statements. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "outlook," "plan," "project," "seek," "will," and similar expressions, are intended to identify such forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied by any forward-looking statements, including the following: failure of suppliers to consistently supply the Company with opportunistic products at attractive pricing; inability to successfully identify trends and maintain a consistent level of opportunistic products; failure to maintain or increase comparable store sales; failure to open, relocate or remodel stores on schedule and on budget (including due to increased lead times to acquire materials, obtain permits and licenses as well as higher construction related costs); inflation (resulting in part from various supply disruptions, increased shipping and transportation costs, increased commodity costs, increased labor costs in the supply chain, increased selling, general and administrative expenses and the uncertain economic environment) and other changes affecting the market prices and supply of the products the Company sells; risks associated with newly opened stores; costs and successful implementation of marketing, advertising and promotions; failure to maintain the Company's reputation and the value of its brand, including protecting intellectual property; any significant disruption to the Company's distribution network, the operations of its distributions centers and timely receipt of inventory; inability to maintain sufficient levels of cash flow from operations; risks associated with leasing substantial amounts of space; failure to participate effectively in the growing online retail marketplace; natural or man-made disasters, unusual weather conditions (which may become more frequent due to climate change), power outages, pandemic outbreaks, terrorist acts, global political events or other serious catastrophic events and the concentration of the Company's business operations; unexpected costs and negative effects if the Company incurs losses not covered by insurance; inability to attract, train and retain highly qualified employees; risks associated with macroeconomic and geopolitical conditions; competition in the retail food industry; movement of consumer trends toward private labels and away from name-brand products; failure of the Company's independent operators ("IOs") to successfully manage their business; failure of the IOs to repay notes outstanding to us; inability to attract and retain qualified IOs; inability of the IOs to avoid excess inventory shrink; any loss or changeover of an IO; legal proceedings initiated against the IOs; legal challenges to the IO/independent contractor business model; failure to maintain positive relationships with the IOs; risks associated with actions the IOs could take that could harm the Company's business; failure to maintain the security of information relating to personal information or payment card data of customers, employees and suppliers; material disruption to information technology systems; risks associated with products the Company and its IOs sell; risks associated with laws and regulations generally applicable to retailers; legal proceedings from customers, suppliers, employees, governments or competitors; the Company's substantial indebtedness could affect its ability to operate its business, react to changes in the economy or industry or pay debts and meet obligations; restrictive covenants in the Company's debt agreements may restrict its ability to pursue its business strategies, and failure to comply with any of these restrictions could result in acceleration of the Company's debt; risks associated with tax matters; changes in accounting standards and subjective assumptions, estimates and judgments by management related to complex accounting matters; and the other factors discussed under "Risk Factors" in the Company's most recent annual report on Form 10-K and in other subsequent reports the Company files with the United States Securities and Exchange Commission (the "SEC"). The Company's periodic filings are accessible on the SEC's website at www.sec.gov.
Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks emerge from time to time. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, and our expectations based on third-party information and projections are from sources that management believes to be reputable, the Company cannot guarantee that future results, levels of activity, performance or achievements. These forward-looking statements are made as of the date of this release or as of the date specified herein and the Company has based these forward-looking statements on current expectations and projections about future events and trends. Except as required by law, the Company does not undertake any duty to update any of these forward-looking statements after the date of this news release or to conform these statements to actual results or revised expectations.
About Grocery Outlet:
Based in Emeryville, California, Grocery Outlet is a high-growth, extreme value retailer of quality, name-brand consumables and fresh products sold through a network of independently operated stores. Grocery Outlet has more than 460 stores in California, Washington, Oregon, Pennsylvania, Idaho, Nevada, Maryland, New Jersey and Ohio.
INVESTOR RELATIONS CONTACTS:
Christine Chen
(510) 877-3192
cchen@cfgo.com

John Rouleau
(203) 682-4810
John.Rouleau@icrinc.com
MEDIA CONTACT:
Layla Kasha
(510) 379-2176
lkasha@cfgo.com

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